SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 24, 2007

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

(Exact name of registrant as specified in its charter)

North Carolina	0-27570	56-1640186
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

929 North Front Street, Wilmington, North Carolina	28401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (910) 251-0081

3151 South 17th Street Wilmington, NC 28412

(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement with Certain Officers.

(b) On April 24, 2007, Linda Baddour, chief financial and accounting officer of Pharmaceutical Product Development, Inc., notified the Company that she is resigning her employment with the Company effective May 31, 2007. She has agreed to provide transitional consulting services through November 30, 2007; see Item 5.02(e) below.

(c) On April 26, 2007, the Company promoted Peter Wilkinson to Vice President of Finance and Chief Accounting Officer. Prior to his promotion, he served as the Company’s Executive Director of Finance and Internal Auditor since joining the Company in 2003 from Deloitte & Touche LLP, where he was a senior manager. Mr. Wilkinson is 36 years old and has no familial relationships with any executive officer or director of the Company. Other than his employment by us, there have been no transactions in which the Company has participated and in which he had a direct or indirect material interest involving in excess of $120,000 since January 1, 2006, the beginning of our last completed fiscal year.

(e) On April 27, 2007, the Company entered into an agreement with Ms. Baddour for her to provide transitional consulting services to the Company until November 30, 2007. In exchange, the Company will continue to pay Ms. Baddour her base salary and benefits in effect as of May 31, 2007 through the earlier of November 30, 2007 or the date on which she starts another full-time job.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing as an exhibit to this Form 8-K a press release, dated April 30, 2007, describing management changes at the Company, including those set forth in Item 5.02 above.

Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.243	Agreement dated April 27, 2007 between Pharmaceutical Product Development, Inc. and Linda Baddour.

99.1*	Press release re management changes, dated April 30, 2007.

*	Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.
Date: April 30, 2007
/s/ Fred Eshelman
Fred Eshelman,
Chief Executive Officer